                                                                    EXHIBIT 10.1



                                  COMMON STOCK


                          REGISTRATION RIGHTS AGREEMENT


                            DATED AS OF JULY ___ 1998


                                     BETWEEN


                            PACER INTERNATIONAL, INC.


                                       AND


                          THE STOCKHOLDERS NAMED HEREIN

                                                  COMMON STOCK
                                    REGISTRATION RIGHTS AGREEMENT dated as of
                                    July __, 1998, between PACER INTERNATIONAL,
                                    INC., a Delaware corporation formerly known
                                    as "PMT Holdings, Inc." (the "Company"), and
                                                                  -------
                                    the Persons listed on the signature page
                                    hereto (each, a "Stockholder" and
                                                     -----------
                                    collectively, the "Stockholders").
                                                       ------------


                  Each Stockholder currently owns (or has the right to acquire) that number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth opposite his or its name on Schedule I. The
      ------------                                          ----------
parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings and sales of shares of the Common Stock. Accordingly, the parties agree as follows:

Section 1.        Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "As Converted Basis" means, in connection with determining the
                   ------------------
number or amount of Restricted Shares for any purpose under this Agreement, the calculation of such number or amount assuming the exercise, exchange or conversion for or into Common Stock of all Restricted Shares in accordance with their respective terms, but without considering the effect of any restrictions on such rights of exercise, exchange or conversion other than the termination or expiration of such rights.

                  "Commission" means the Securities and Exchange Commission or
                   ----------
any other Federal agency at the time administering the Securities Act.

                  "Common Stock" has the meaning given to it in the first
                   ------------
paragraph of this Agreement.

                  "Company" has the meaning given to it in the caption of this
                   -------
Agreement.

                  "Eos" means Eos Partners, L.P.
                   ---

                  "Exchange Act" means the Securities Exchange Act of 1934, and
                   ------------
the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Governmental Authority" means any domestic or foreign
                   ----------------------
government or political subdivision thereof, whether on a federal, state, provincial or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

                  "Initial Public Offering" means the first underwritten public
                   -----------------------
offering of Common Stock for sale to the public for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered with the Commission under the Securities Act on Form S-1 or its then equivalent.

                  "Management Stockholder" means, collectively, each person
                   ----------------------
designated as a "Management Stockholder" on Schedule I and any other Person who
                                            ----------
is or becomes a Stockholder hereunder and who is or at any time was a regular employee of the Company or any of its subsidiaries, and any Transferee of securities of any of the foregoing Persons who becomes a party to this Agreement as a Management Stockholder pursuant to a Joinder Agreement executed and delivered pursuant to Section 17.

                  "Material Transaction" means any material transaction in which
                   --------------------
the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Company's Board of Directors has determined in good faith that compliance with this Agreement could reasonably be expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

                  "Other Shares" means at any time those shares of Common Stock
                   ------------
which do not constitute Primary Shares or Registrable Shares.

                  "Person" shall be construed as broadly as possible and shall
                   ------
include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

                  "Primary Shares" means at any time the authorized but unissued
                   --------------
shares of Common Stock or shares of Common Stock held by the Company in its treasury.

                  "Registrable Shares" means at any time, with respect to any
                   ------------------
Stockholder, the Restricted Shares held by such Stockholder (or which such Stockholder is entitled to receive upon the conversion, exercise or exchange of such Restricted Shares in accordance with their terms) which constitute Common Stock to be sold under an effective registration statement pursuant to this Agreement.

                  "Requisite Selling Stockholders" means, as to any registration
                   ------------------------------
effected pursuant to this Agreement, those Selling Stockholders who hold in excess of 50 percent of the Registrable Shares included in such registration pursuant to this Agreement.

                  "Restricted Shares" means at any time, with respect to any
                   -----------------
Stockholder, the shares of Common Stock and any and all other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock (and any other securities received on or with respect to the foregoing) which are held by such Stockholder. As to any particular

Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (A) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to and in the manner described in such effective registration statement, (B) they are sold or distributed pursuant to Rule 144 or may be sold or distributed by the holder thereof under Rule 144(k),
(C) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer have been delivered by the Company or the issuer of other securities issued in exchange for such Restricted Shares, or (D) they have ceased to be outstanding.

                  "Rule 144" means Rule 144 promulgated under the Securities Act
                   --------
or any successor rule thereto or any complementary rule thereto (such as Rule
144A) as the same shall be in effect from time to time.

                  "Securities Act" means the Securities Act of 1933, and the
                   --------------
rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Selling Stockholder" means any Stockholder selling
                   -------------------
Registrable Shares under a Registration Statement pursuant to this Agreement

                  "Stockholder(s)" has the meaning given to it in the caption of this Agreement.

                  "Transfer" means any disposition of any Restricted Shares or
                   --------
of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

Section 2.        Demand Registration.
                  -------------------

                  (a) If at any time after an Initial Public Offering the Company shall be requested by Eos to effect a registration under the Securities Act of Registrable Shares in accordance with this Section (provided that Eos, together with its Affiliates, shall at the time own at two percent (2%) of the outstanding Common Stock), then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration by such holder). The Company shall promptly use its best efforts to effect such registration on an appropriate form, including Form S-2 or S-3, if available, under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be
                                --------  -------
         obligated to effect any registration under the Securities Act except in accordance with the following provisions:

     (i) the Company shall not be obligated to file (A) more than two registration statements requested pursuant to this Section 2(a) that become effective or (B) any registration statement requested pursuant to this Section 2(a) within six months following the effective date of a previously filed registration statement requested pursuant to this Section 2(a);

     (ii) the Company may delay the filing or effectiveness of any registration statement for a period of up to 180 days after the date of a request for registration pursuant to this Section 2(a) if at the time of such request (A) the Company is engaged, or has fixed plans to engage within 60 days after the date of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 4 or (B) a Material Transaction exists at such time or the Board of Directors of the Company shall have determined in good faith that such filing or effectiveness would have a material adverse effect on the Company; provided, however, that (x) the Company shall not be entitled to
             --------  -------
defer its obligation pursuant to the foregoing exemption more than once, and (y) the Corporation shall not effect any registration of its securities during such 180-day period other than the registration of shares contemplated by the foregoing clause (A) or in connection with the Material Transaction contemplated by the foregoing clause (B);

     (iii) the Company shall not be obligated to file any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) has been filed and not withdrawn or has been declared effective within the prior 90 days and pursuant to which Primary Shares were or are to be sold; and

     (iv) with respect to any registration requested pursuant to this Section 2(a), the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company
        --------  -------
that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order of priority:

              (A) First, the Registrable Shares held and requested to be
                  -----
     included in such registration by the Stockholders, pro rata based upon the number of Restricted Shares (determined on an As Converted Basis) owned by each such Stockholder at the time of such registration (provided that if the managing underwriter in any such proposed registration reasonably determines that the inclusion in such registration of the full number of shares which the Management Stockholders have requested to be included, and would otherwise have been entitled, to include in such registration, would have a material adverse effect on the pricing of such offering, then the Management Stockholders shall be entitled to include only up to that number of Registrable Shares (allocated among them based on the full number of Registrable Shares each of them requested to include, unless they agree otherwise) which the managing underwriter reasonably determines may be included to avoid such material adverse effect);

                              (B) Second, the Primary Shares; and
                                  ------

                              (C) Third, the Other Shares.
                                  -----

              (b) A requested registration under Section 2(a) may be rescinded by written notice from Eos to the Company. If such registration statement is rescinded prior to the effective date thereof for any reason other than
     (i) the occurrence or existence of any fact, event or condition that has had or could reasonably be expected to have a material adverse effect on the Company or the market for the Company's Common Stock or (ii) a delay pursuant to clause (ii) of this Section 2(a), and the Company has been reimbursed for all out-of-pocket expenses incurred by the Company in complying with this Agreement in connection with such registration prior to such rescission, such rescinded registration shall not count as a registration statement initiated pursuant to Section 2(a). A registration shall not count as a registration statement initiated pursuant to Section 2(a) unless it becomes effective and the Selling Stockholders are able to sell at least 80% of their Registrable Shares included in such registration statement.

Section 3.    Registrations on Form S-3.
              -------------------------

              Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, Eos shall have the right to request in writing an unlimited number of registrations of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an aggregate gross offering price (before underwriting discounts and commissions) of at least $5,000,000. A requested registration on Form S-3 or any such successor form pursuant to this Section 3 shall not count as a registration statement initiated pursuant to Section 2(a) for purposes of clause (i) of
Section 2(a) but shall for all other purposes be treated as a registration requested under Section 2(a).

Section 4.    Piggyback Registration.
              ----------------------

              If at any time after an Initial Public Offering the Company proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's stockholders), it shall promptly give written notice to each Stockholder of its intention to so register the Primary

Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares proposed to be included in such registration by such Stockholder), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the
              --------  -------
Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order of priority:

                         (i)  first, the Primary Shares;
                              -----

                        (ii)  second, the Registrable Shares held and requested
                              ------
                    to be included in such registration by the Stockholders, pro
                                                                             ---
                    rata based upon the number of Restricted Shares (determined
                    ----
                    on an As Converted Basis) owned by each such Stockholder at the time of such registration (provided that if the managing underwriter in any such proposed registration reasonably determines that the inclusion in such registration of the full number of Registrable shares which the Management Stockholders have requested to be included, and would otherwise have been entitled to include in such, would have a material adverse effect on the pricing of such offering, then the Management Stockholders shall be entitled to include only up to that number of Registrable Shares (allocated among them based on the full number of Registrable Shares each of them requested to include, unless they agree otherwise) which the managing underwriter reasonably determines may be included to avoid such material adverse effect); and

                       (iii)  third, the Other Shares.
                              -----

Section 5.          Holdback Agreement.
                    ------------------

                    If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4 hereof) for sale to the public in an underwritten offering, the Stockholders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Common Stock (other than those shares of Common Stock included in such registration, whether pursuant to Sections 2, 3 or 4 hereof or otherwise) without the prior written consent of the Company, for a period designated by the Company in writing, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Company shall agree to customary restrictions on its ability to offer or sell shares for its account in connection with any underwritten public offering by the Stockholders in which the Company elects not to participate.

Section 6.        Expenses; Underwriter.
                  ---------------------

                  The Company shall bear the expense of any registrations effected pursuant to Sections 2 and 3, including, without limitation, all registration and filing fees (including all expenses incident to listing, inclusion or filing with the NYSE, AMEX, NASD and other exchanges, as applicable), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's legal counsel and accountants (all of the foregoing being called "Company Expenses" herein), but
                                                ----------------
excluding any underwriters' or brokers' discounts or commissions and, unless otherwise agreed to by the Company with respect to one counsel for all Selling Stockholders chosen by the Requisite Selling Stockholders, the fees of any separate legal counsel to any Selling Stockholder; provided, however, that in
                                                   --------  -------
connection with any registration requested by Eos pursuant to Section 2(a) or
Section 3 in which the Company does not also register Primary Shares, the Selling Stockholders including Registrable Shares in such registration shall reimburse the Company for all Company Expenses that exceed $[ ] (with each Selling Stockholder being obligated to pay his or its pro rata share of such amount determined based on the gross sales proceeds received by such Selling Stockholder and the aggregate gross proceeds received by all Selling Stockholders in such registration). If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4 hereof) for sale to the public in an underwritten offering pursuant to a demand under Section 2 or 3 hereof, Eos shall have the right to designate the managing underwriter(s) for such offering (subject to the consent of the Company, which shall not be unreasonably withheld or delayed).

Section 7.        Preparation and Filing.
                  ----------------------

                  If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                  (a) with respect to a registration under Sections 2 and 3, use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Registrable Shares and to any counsel to any Selling Stockholder, copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in

Section 7(a) or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

     (d) promptly notify in writing any counsel to any Selling Stockholder of
(i) the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Requisite Selling Stockholders may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Selling Stockholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by them;

     (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

     (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

     (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
Section 7(a) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available for inspection by any counsel to any Selling Stockholder or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all pertinent financial
                                         ----------
and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them
                    -------
to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in
              -----------
connection with such registration statement (any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public, and each seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

     (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

     (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national
                                                       ----
securities exchange as the Requisite Selling Stockholders shall request;

     (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

Section 8.     Indemnification.
               ---------------

               (a) In connection with the Company's Initial Public Offering and thereafter any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company
                                          --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof.

               (b) In connection with the Company's Initial Public Offering and thereafter any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in
Section 8(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint
--------  -------
and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

     (c) The indemnification required by this Section 8 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

     (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded
--------  -------
that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

     (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

     (f) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take
     --- ----
     into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in this Section 8(d), any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Registrable Shares.

Section 9.    Underwriting Agreement.
              ----------------------

              Notwithstanding the provisions of Sections 7 and 8, to the extent that the Company and the holders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such underwriting or similar agreement.

Section 10.   Information by Stockholder.
              --------------------------

              Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 11.   Exchange Act Compliance.
              -----------------------

              From and after the date that a registration statement filed by the Company pursuant to the Securities Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

Section 12.   No Conflict of Rights.
              ---------------------

              The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

Section 13.   Restriction on Transfer.
              -----------------------

              (a) The Stockholders shall not Transfer any Restricted Shares except in compliance with the conditions specified in this Section 13.

              (b) Each certificate representing Restricted Shares shall (unless otherwise provided by the provisions of this Section 13) be stamped or otherwise imprinted with a legend in substantially the following terms:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS."

              (c) The holder of any Restricted Shares, by his or its execution hereof or acceptance or purchase thereof, agrees, prior to any Transfer of any such Restricted Shares (except pursuant to an effective registration statement), to give written notice to the Company of such holder's intention to effect such transfer and agrees to comply in all other respects with the provisions of this Section 13. Each such notice shall describe the manner and circumstances of the proposed Transfer and, unless waived by the Company in its sole discretion, shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of such Restricted Shares (which counsel shall be reasonably satisfactory to the Company), stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities laws of any state of the United States. Subject to complying with the other applicable provisions hereof, such holder of Restricted Shares shall be entitled to consummate such Transfer in accordance with the terms of the notice delivered by it to the Company if the Company does not object to such transfer within five days after the delivery of such notice. Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted Shares (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in this Section 13 unless
          (i) in such opinion of such counsel registration of future transfer is not required by the applicable provisions of the Securities Act or the securities laws of any state of the United States or (ii) the Company shall have waived in its sole discretion the requirement of such legend.

               (d) Notwithstanding the foregoing provisions of this Section 13, the restrictions imposed by this Section 13 upon the transferability of any Restricted Shares shall cease and terminate when (i) such Restricted Shares are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or are sold or otherwise disposed of in a transaction contemplated by Section 13(c) which does not require that the securities transferred bear the legend set forth in this Section 13, or (ii) the holder of such Restricted Shares has met the requirement of transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 13 shall terminate, as herein provided, the holder of any Restricted Shares shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in this Section 13 and not containing any other reference to the restrictions imposed by this Section 13.

Section 14.    Termination.
               -----------

               This Agreement shall terminate and be of no further force or effect on the date on which there remain no Restricted Shares outstanding.

Section 15.    Severability.
               ------------

               Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

Section 16.    Entire Agreement.
               ----------------

               This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

Section 17.    Successors and Assigns.
               ----------------------

               This Agreement shall bind and inure to the benefit of the
Company and the Stockholders and their respective successors and permitted assigns; provided, however, that each such successor or assign of a Stockholder
         --------  -------
shall, as a condition to the effectiveness of such
assignment, be required to execute a counterpart to this Agreement in substantially the form of Exhibit A hereto whereupon such person or entity shall
                          ---------
have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

Section 18.    Counterparts.
               ------------

               This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Stockholder to execute this Agreement does not make it invalid as against any other Stockholder.

Section 19.    Remedies.
               --------

               (a) Each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement and the Certificate of Incorporation and the By-laws of the Company and all other rights and remedies which such Stockholder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

               (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

               (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 20.    Notices.
               -------

               All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

                            if to the Company, to:

                            Pacer International, Inc.
                            3746 Mt. Diablo Boulevard
                            Lafayette, California  95456
                            Telephone:  (925) 299-2229
                            Facsimile:  (925) 2831
                            Attention:  Chief Executive Officer

                            with a copy to:

                            O'Sullivan Graev & Karabell, LLP
                            30 Rockefeller Plaza
                            New York, New York  10112
                            Telephone:  (212) 408-2400
                            Fax: (212) 408-2420
                            Attention: Michael F. Killea, Esq.

                            if to any Stockholder, to the address listed below such Stockholder's name on Schedule I hereto.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

Section 21.    Governing Law; Jurisdiction; Venue; Process.
               -------------------------------------------

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York and shall be construed without regard to (i) any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York and (ii) any presumption or other rule requiring the construction of an agreement against the party causing it to be drafted. Any legal action in a proceeding brought in accordance with this Section shall be brought in the courts of the State of New York or of the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection which they may now or hereafter have to laying of venue of any actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waive and agree, not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

Section 22.    Further Assurances.
               ------------------

               Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 23.    Modifications; Amendments; Waivers.
               ----------------------------------

               The terms and provisions of this Agreement may not be modified, amended or waived, except pursuant to a writing signed by the Company and the Requisite Stockholders; provided, however, that any such modification, amendment
                        --------  -------
or waiver that would adversely effect the rights hereunder of any particular Stockholder without similarly adversely affecting the rights hereunder of all Stockholders shall be ineffective as against such particular Stockholder unless consented to in writing by such particular Stockholder; provided further,
                                                        -------- -------
however, that no modification, amendment or waiver of Section 8 of this
-------
Agreement shall be effective against any Stockholder unless consented in writing by such Stockholder.

Section 24.    Headings.
               --------

               The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 25.    Waiver.
               ------

               No course of dealing between the Company and the Stockholders
(or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 26.    Mutual Waiver of Jury Trial.
               ---------------------------

               BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND

ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                    ********

                  IN WITNESS WHEREOF, the parties hereto have executed this Stock Registration Rights Agreement on the date first written above.

                                      PACER INTERNATIONAL, INC.

                                      By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                      EOS PARTNERS, L.P.

                                      By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                      UNION PACIFIC RAILROAD COMPANY

                                      By:
                                            -----------------------------------
                                            Title:


                                      -----------------------------------------
                                      Don Orris


                                      -----------------------------------------
                                      Gerry Angeli


                                      -----------------------------------------
                                      Robert Cross


                                      -----------------------------------------
                                      Gary Goldfein


                                      -----------------------------------------
                                      Allen E. Steiner


                                      -----------------------------------------
                                      John Wayne Hein


                                      -----------------------------------------
                                      Richard P. Hyland

                                                                      Schedule I
                                                                      ----------
                                  Stockholders
                                  ------------


                                                                Common Stock
                                       Common Stock              Underlying
Name and Address                       Outstanding           Options or Warrants
----------------                       -----------           -------------------

Eos Partners, L.P.                       297,500                    --
320 Park Avenue, 22nd Floor
New York, NY 10022
Telephone: (212) 832-5800
Telecopy:  (212) 832-5815
Attention: Douglas R. Korn

Union Pacific Railroad Company              --                     18,421
c/o Union Pacific Corporation
1717 Main Street, Suite 5900
Dallas, Texas  75201-4605
Telephone: (214) 743-5600
Telecopy:  (214) 743-5718
Attention: Treasurer

Don Orris*                                17,500                 36,666.66
10007 Oak Tree Court
Littleton, CO 80124
Telephone: (303) 790-4160

Gerry Angeli*                             17,500                 36,666.66
1245 Regents Park Court
DeSoto, TX 94528
Telephone: (972) 230-3774
Telecopy:  (972) 230-3840

Robert L. Cross*                          17,500                 36,666.66
P.O. Box 16 or 2061
Casa Nuestra
Diablo, CA 94528
Telephone: (510) 743-8552
Telecopy:  (510) 743-8975


---------------------------
* Denotes a Management Stockholder

Gary I. Goldfein*                         71,250                     --
229 N. Cliffwood Avenue
Los Angeles, CA 90049
Telephone: (310) 471-2974
Telecopy:  (310) 471-7483

Allen E. Steiner*                         71,250                     --
1537 Amalfi Drive
Pacific Palisades, CA 90272-2754
Telephone: (310) 459-3926
Telecopy:  (310) 459-8124

John W. Hein*                             22,857                     --
22804 East 28th Street Court
Blue Spring, MO 64015
Telephone: (816) 220-1948

Richard P. Hyland*                        57,000
11260 Southwest Highway
Palos Hills, IL  60465
Telephone:
Telecopier:

                                         -------                  -------
TOTAL                                    572,357                  128,421
                                         =======                  =======

                                                                       EXHIBIT A
                                                                       ---------


                           PACER INTERNATIONAL, INC.

                               Joinder Agreement
                               -----------------


                  The undersigned is executing and delivering this Joinder Agreement pursuant to the Common Stock Registration Rights Agreement dated on or about July 21, 1998 (the "Registration Rights Agreement"), among Pacer International, Inc., a Delaware corporation (the "Corporation"), and the Stockholders named therein.

                  By executing and delivering this Joinder Agreement to the Corporation, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a "Stockholder" and as a "Management Stockholder" (if applicable) thereunder in the same manner as if the undersigned were an original signatory to such agreement.

                  Accordingly, the undersigned has executed and delivery this Joinder Agreement as of ________________, 199__.


                                          --------------------------------
                                          Print Name of Stockholder


                                          --------------------------------
                                          Signature